SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:


[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials


[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          American Medical Alert Corp.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)       Title of each class of securities to which transaction applies:

       2)       Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)       Proposed maximum aggregate value of transaction:

       5)       Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:

       2)       Form, Schedule or Registration Statement No.:

       3)       Filing Party:

       4)       Date Filed:

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572
                            -------------------------


                                  July 11, 2002


Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of American Medical Alert Corp., a New York corporation (the "Company"), to be held on Tuesday, August 13, 2002, commencing at 10:00 A.M., Eastern time, at The Bank of New York, 1 Wall Street, 47th Floor, New York, NY 10005. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement, which accompany this letter. We request that you read these documents carefully.

          We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly mark, date, sign and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                   Sincerely,

                                   HOWARD M. SIEGEL
                                   Chairman and Chief Executive Officer

          IT IS IMPORTANT THAT YOU MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 2002

To the Shareholders of American Medical Alert Corp.:


          NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of American Medical Alert Corp. (the "Company") will be held on Tuesday, August 13, 2002, commencing at 10:00 A.M., Eastern time, at The Bank of New York, 1 Wall Street, 47th Floor, New York, NY 10005, to consider and act upon the following matters:

          1. The election of 6 directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

          2. The amendment of the "purposes" clause of the Company's certificate of incorporation in order to conform to current practice by specifying that the Company has the right to engage in any lawful act or activity for which a corporation may be organized under the New York Business Corporation Law;

          3. The ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

          4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement. The close of business on June 28, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                                   By Order of the Board of Directors,

                                   JOHN ROGERS

                                   Secretary


Oceanside, New York
July 11, 2002


          =============================================================
          IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
          =============================================================

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


          This proxy statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of American Medical Alert Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of its Board of Directors of proxies (the "Proxy" or "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, August 13, 2002, commencing at 10:00 A.M., Eastern time, at The Bank of New York, 1 Wall Street, 47th Floor, New York, NY 10005, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


          The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting of Shareholders, this proxy statement, Proxies and annual report is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview. The mailing date of this Proxy Statement is on or about July 11, 2002.


          Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors, FOR the proposed amendment to the Company's Certificate of Incorporation, and FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

          It is important that your shares are represented at the Meeting, and, therefore, all shareholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to John Rogers, the Secretary of the Company, at the address set forth above, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee.

          OUTSTANDING VOTING SECURITIES, QUORUM AND VOTING REQUIREMENTS


          The close of business on June 28, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 7,468,940 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting. Votes withheld in the elections of directors and abstentions any broker non-votes on any matter, are included in determining whether a quorum is present.

          A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Votes withheld in the election of directors and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.

          Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

          Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of all issued and outstanding shares of Common Stock entitled to vote thereon; abstentions and broker non-votes, if any, will have the effect of a vote against such proposed amendment.

          Ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, requires the affirmative vote of a majority of votes cast at the Meeting; abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to such matter.

        ----------------------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        ----------------------------------------------------------------


          At the Meeting, shareholders will elect 6 directors to serve on the Company's Board of Directors until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received FOR the election of Howard M. Siegel, James LaPolla, Frederic Siegel, Ronald Levin, Yacov Shamash and Delphine Mendez de Leon (collectively, the "Nominees") to serve as directors upon their nomination at the Meeting. All Nominees, except for Ms. Delphine Mendez de Leon, currently serve on the Board of Directors. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

          The  current  directors,   director  nominees  and  current  executive
officers of the Company, their ages and present positions with the Company are as follows:

NAME                         AGE   POSITION WITH THE COMPANY
----                         ---   -------------------------

Howard M. Siegel             68    Chairman of the Board, President,
                                   Chief Executive Officer and Director
Theodore Simon               66    Director
Frederic S. Siegel           32    Vice President - Sales and Marketing and
                                   Director
Ronald Levin                 67    Director
Yacov Shamash, PH.D          52    Director
James F. LaPolla             52    Director
Jack Rhian                   47    Vice President and Chief Operating Officer
Delphine Mendez de Leon      46    Director Nominee


     INFORMATION ABOUT DIRECTORS AND NOMINEES

          All of our directors are elected for a one-year term, and serve until the next subsequent annual meeting. Set forth below is certain information with respect to each existing director and director nominee.

          HOWARD M. SIEGEL, 68, has been the Company's Chairman of the Board, President and Chief Executive Officer and a director over the past five years. Mr. Siegel also served as the Company's Chief Financial Officer prior to September 1996.

          THEODORE SIMON, 66, has been a director of the Company since June 1998. He has also served as the Senior Vice President of Engineering of Fire Burglary Instruments, a division of Pittway Corp., since 1990. Prior to 1990, Mr. Simon served as President of that company prior to its acquisition by Pittway. Mr. Simon has advised the Company that he will not stand for re-election at this year's meeting.

          FEDERIC S. SIEGEL, 32, has been a director of the Company since September 1998, and has also served as Vice President of Sales and Marketing for the Company since July 1998. Mr. Siegel joined the Company IN April 1994 and has held various sales and marketing positions with the Company. From October 1991 to October 1994, Mr. Siegel served as a benefits consultant for J.N. Savasta Corp. Mr. Siegel also serves as a director of Nursing Sister Homecare, a division of Catholic Health Services of Long Island.

          JAMES F. LAPOLLA, 52, has been a director of the Company since being appointed in September 2000. Since 1982, Mr. LaPolla has been the President and Chief Executive Officer of Home Health Management Services, Inc, a 501C3 Non-for-Profit Community based Home Care Program.

          RONALD LEVIN, 67, has been a director of the Company since August 2001. He has also been the President of Ron Levin Associates, a financial consulting firm, since 1984. Since 1997, Mr. Levin has been a member at Eye Contact LLC, a Cohen's Fashion Optical franchise and since 1996, a member at Bayshore Eyes LLC, a Sterling Optical franchise. Mr. Levin is currently a licensed stock broker with Investec Earnst & Co. He served as Executive Vice President of D.A. Campbell Co., an international institutional stock brokerage firm, through 1998.

          YACOV SHAMASH, PH.D., 52, has been director of the Company since August 2001. He also serves as the Dean of the College of Engineering of the State University of New York at Stony Brook, a position he has held since 1992. Since 1990, he has also served on the Board of Directors of KeyTronic Corporation, a computer hardware manufacturer.

          DELPHINE MENDEZ DE LEON, 46, is a director nominee. Ms. Mendez de Leon has been, since 2001, a manager at Cap Gemini Ernst & Young, Inc., a healthcare strategy transformation consulting firm, where she manages healthcare system strategy transformation, span of control and overhead improvement efforts. From 2000 and prior to joining Cap Gemini Ernst & Young, Inc. Ms. Mendez de Leon was an independent consultant and advised various healthcare companies and hospitals, including the Company, in connection with the development of business plans, market research and program development. From 1994 to 2000, Ms. Mendez de Leon was with The Brooklyn Hospital Center, where she served as Vice-President of Operations and Planning and was responsible for administrative oversight of various medical departments, was involved in market and financial analysis, business planning, and directed 250 employees. Ms. Mendez de Leon holds an MBA from Columbia University School of Business and a Masters in Public Health from Columbia University School of Public Health.

     INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

          Set  forth  below  is  certain   information   with  respect  to  each
non-director executive officer of the Company:

          JACK RHIAN, 47, joined the Company in January 2000 as Vice President and Chief Operating Officer. From November 1994 until February 1999, he served as Executive Vice President and Chief Operating Officer of Transcare New York, Inc., a medical transportation company. From March 1988 through November 1994 he served as Chief Operating Officer of Nationwide Nassau Ambulance Service. Previously, Mr. Rhian held senior management positions in companies which deliver healthcare services. Mr. Rhian holds a Masters degree in Public Administration from New York University.

     NON-DIRECTOR SENIOR OFFICERS

          Set  forth  below  is  certain   information   with  respect  to  each
non-director senior officer of the Company:

          JOHN LESHER, 47, became the Company's Vice President, Engineering in March 1991. Prior thereto and from 1989, Mr. Lesher served as a senior engineer at the Company's former Bristol, Pennsylvania facility. From May 1984 to November 1988, Mr. Lesher served as the Operations and Manufacturing Director of Advanced Graphic Systems, Inc. (a subsidiary of Automation and Printing International Technology, Inc.), a company engaged in the sale and marketing of computerized printing equipment. Mr. Lesher holds a Doctorate degree in Electrical Engineering/Computer Engineering from Drexel and LaSalle University.

          JOHN ROGERS, 55, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation, a burglar alarm Company from 1969 through May 1984 as Installation & Service Manager.

          RICHARD RALLO, 38, joined the Company in February 2001 as the Controller. From May 1997 to February 2001, Mr. Rallo served as the Chief Financial Officer of Tradewell, Inc., a barter company. From October 1994 to April 1997, Mr. Rallo served as the Controller of Connoisseur Communications Partners L.P., a company that owned and operated radio stations. Mr. Rallo is a Certified Public Accountant and has a BS in accounting from the University of Denver.

          There is no family relationship between any of the directors, executive officers or senior officers of the Company, except that Howard M. Siegel is the father of Frederic S. Siegel.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors held 10 meetings and took action by unanimous written consent one time during fiscal year 2001. All of the directors attended at least 75% of the meetings of the Board of Directors during fiscal year 2001.

          The  Company's   Board  of  Directors  has  an  Audit   Committee,   a
Compensation Committee and a Stock Option Committee.

          The Audit Committee currently consists of Mr. LaPolla, Mr. Simon, and Mr. Levin each of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities' Dealers' listing standards. The function of the Audit Committee is to review and advise the Board of Directors of the Company with respect to matters concerning the financial condition and operations of the Company, to recommend the nomination of the independent auditors for the Company, the scope of their engagement and their compensation, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below. For the fiscal year 2001, the Audit Committee held 2 meetings, at which all members attended, and took no action by unanimous written consent for fiscal year 2001.

          The Compensation Committee currently consists of Mr. Howard M. Siegel, Mr. LaPolla, Mr. Levin and Mr. Simon. The function of the Compensation Committee is to recommend to the Board of Directors relevant compensation actions and to attend to such matters relating to compensation as may be prescribed by the Board of Directors. For the fiscal year 2001, the Compensation Committee held one meeting, at which all members attended, and took no action by unanimous written consent for fiscal 2001.

          The Stock Option Committee currently consists of Mr. LaPolla, Mr. Levin and Mr. Simon. The function of the Stock Option Committee is to administer the Company's employee stock option plans. For the fiscal year 2001, the Stock Option Committee held one meeting, at which all members attended, and took no action by unanimous written consent for fiscal year 2001.

          New members will be appointed for each of the committees of the Board of Directors, following the Meeting.

          The Company's Board of Directors has no executive or nominating committee.

     AUDIT COMMITTEE REPORT

          During fiscal year 2001, the Audit Committee reviewed and discussed with management of the Company and with Margolin, Winer & Evens, LLP the independent auditors of the Company, the audited financial statements of the Company as of December 31, 1999, 2000 and 2001, and for each of the three years then ended, respectively (the "Audited Financial Statements"). In addition, the Audit Committee discussed with Margolin, Winer & Evens, LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

          The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

          Management is responsible for the Company's internal controls and the financial reporting process. Margolin, Winer & Evens, LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereupon. The Audit Committee's responsibility is to monitor and oversee these processes.

          Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the Company's Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

                                          Audit Committee

                                          James LaPolla
                                          Theodore Simon
                                          Ronald Levin

     COMPENSATION OF DIRECTORS

          Pursuant to the Company's 1997 and 2000 Stock Option Plans, the Board of Directors has the authority to grant options to directors in its discretion. The Board of Directors may, from time to time, authorize the grant of stock options to directors, at such times and in amounts as determined by the Board of Directors in its sole discretion. The Board of Directors generally grants options to purchase 10,000 shares of Common Stock to each director per calendar year for participation in meetings of the Board. In addition, each director receives $750 for each meeting of the Board of Directors attended and receives $250 in connection with attendance at meetings of the committees of the Board of Directors.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2001

                                                                                       Number of securities
                                                                                       remaining available for the
                              Number of Securities to be      Weighted-average         future issuance under equity
                              issued upon exercise of         exercise price of        compensation plans (excluding
                              outstanding options,            outstanding options,     securities reflected in
Plan Category                 warrants and rights             warrants and rights      column (a))
-------------                 -------------------             -------------------      -----------
Equity Compensation plans
approved by security holders            1,370,155                      $2.46                778,162

Equity Compensation plans
not approved by security
holders                                     -                            -                     -


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of June 24, 2002, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director and director nominee,
(c) the executive officers named in the Summary Compensation Table under the caption "Executive Compensation" and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

NAME AND ADDRESS                          AMOUNT AND NATURE OF        PERCENT OF
----------------                          --------------------        ----------
BENEFICIAL OWNER(1)                       BENEFICIAL OWNERSHIP         CLASS(2)
-------------------                       --------------------         --------

Howard M. Siegel                                 1,320,832(3)          17.0%

Ron Levin                                          164,050(4)           2.2%
184 Greenway Road
Lido Beach, NY 11561

Theodore Simon                                     191,570(5)          2.6%
35 Melrose Road
Dix Hills, New York 11746

Frederic S. Siegel                                 317,160(6)          4.1%

NAME AND ADDRESS                          AMOUNT AND NATURE OF        PERCENT OF
----------------                          --------------------        ----------
BENEFICIAL OWNER(1)                       BENEFICIAL OWNERSHIP         CLASS(2)
-------------------                       --------------------         --------

James F. LaPolla                                    10,000(7)           *
Home Health Management Services, Inc.
853 Broadway
New York, NY 10003

Yacov Shamash, PH.D.                                10,000(8)           *
7 Quaker Hill Road
Stony Brook, NY 11790

Jack Rhian                                         150,988(9)          2.0%

John Lesher                                       122,325(10)          1.6%

Kirk Amico                                         10,748(11)           *

Delphine Mendez de Leon                             5,000(12)           *

SAFECO Assest Management Company                  875,000(13)          10.3%
601 Union Street, Suite 2500
Seattle,  WA  98101

All directors, director nominees and
executive officers as a group
(10 persons)                                    2,297,673(14)          27.8%


(1) Except as otherwise indicated, the address of each individual listed is c/o the Company at 3265 Lawson Boulevard, Oceanside, New York 11572.

(2) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3)  Includes 288,113 shares subject to currently exercisable stock options.

(4) Includes 10,000 shares subject to currently exercisable stock options. Includes 25,000 shares owned by Mrs. Levin's wife, to which Mr. Levin disclaims beneficial ownership.

(5) Includes 50,801 shares held by Mr. Simon as custodian for three of his children. Mr. Simon disclaims beneficial ownership of such shares. Also includes 40,000 shares subject to currently exercisable stock options.

(6)  Includes 218,460 shares subject to currently exercisable stock options.

(7)  Consists of 10,000 shares subject to currently exercisable stock options.

(8)  Consists of 10,000 shares subject to currently exercisable stock options.

(9) Consists of 102,988 shares subject to currently exercisable stock options, and 48,000 shares owned by Mr. Rhian's wife.

(10) Consists of 122,325 shares subject to currently exercisable stock options.

(11) Consists of 10,748 shares subject to currently exercisable stock options.

(12) Consists of 5,000 shares subject to currently exercisable options.

(13) Consists of 455,000 and 245,000 shares, and currently exercisable warrants to purchase 113,750 and 61,250 shares of common stock, owned by SAFECO Common Stock Trust and SAFECO Resource Series Trust, respectively. SAFECO Asset Management Company serves as an adviser to these registered investment companies and disclaims any beneficial ownership of such shares.

(14) Includes  options  indicated in notes (3),  (4),  (5),  (6), (7), (8), (9),
     (10), (11) and (12).


     EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

          The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer, and the four most highly compensated employees, including three executive officers who were serving at the end of the fiscal year ended December 31, 2001, each of whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2001, for services rendered in all capacities to the Company and its subsidiaries during the Company's 1999, 2000 and 2001 fiscal years. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

                                                                                     Long-Term
             Name and                                    Annual Compensation         Compensation
             Principal                                   -------------------         ------------
             Position               Year         Salary             Bonus            Options(#)
             --------               ----         ------             -----            ----------

Howard M. Siegel                    2001            $290,000             $7,500           26,538
  Chairman of the                   2000            $259,098(1)               0          181,500
  Board, President                  1999            $230,000                  0           35,442
  and Chief Executive
  Officer

Jack Rhian                          2001            $125,000                  0           22,997
 Vice President and                 2000             109,979                 --          100,000
 Chief Operating Officer            1999                  --                 --               --

John Lesher                         2001            $113,077             $3,000           18,333
  Vice President-                   2000            $100,001             $3,500            8,175
  Engineering                       1999            $100,000                  0           15,000

Frederic S. Siegel                  2001            $175,000(2)          $7,500          119,656
 Vice President-                    2000            $107,736           $108,000(3)        39,659
 Sales and Marketing                1999            $125,000                  0           23,846

Kirk Amico                          2001            $107,427              1,300            8,748
Director Management                 2000              59,934                 --               --
Information Services                1999                  --                 --               --

---------------------

(1)  Includes $30,000 accrued by the Company to Mr. H. Siegel.
(2)  Includes $48,000 accrued by the Company but not yet paid to Mr. F. Siegel.

(3) Includes commissions plus additional incentives of $93,000 accrued by the Company to Mr. F. Siegel.


     OPTION/SAR GRANTS IN LAST FISCAL YEAR

          The following table contains information concerning options granted during the Company's 2001 fiscal year to the Named Executive Officers. All such options were granted under the Company's 2000 Stock Option Plan, 1997 Stock Option Plan or 1991 Stock Option Plan, as amended.

                                                    Percent
                                                    of Total
                                                    Options
                                                    Granted to            Exercise
                                 Number of          Employees in          Price            Expiration
Name                             Options            Fiscal Year           Per Share        Date
----                             -------            -----------           ---------        ----
Howard M. Siegel                      8,750                1.5%           $3.025           07/25/06
                                     10,000                1.7%           $2.09            10/30/06
                                      7,788                1.3%           $3.157           12/31/06

Jack Rhian                            5,529                0.9%           $1.1875          04/03/06
                                      3,125                0.5%           $2.75            07/25/06
                                     10,000                1.7%           $1.90            10/30/06
                                      4,343                0.7%           $2.87            12/31/11

John Lesher                           2,500                0.4%           $1.1875          04/03/06
                                      2,500                0.4%           $2.75            07/25/06
                                     10,000                1.7%           $1.90            10/30/06
                                      3,333                0.6%           $2.87            12/31/11

Frederic S. Siegel                    3,500                0.6%           $1.1875          04/03/06
                                     52,891                8.9%           $1.1875          04/03/06
                                      3,610                0.6%           $2.75            07/25/06
                                     10,000                1.7%           $1.90            10/30/06
                                     25,000                4.2%           $2.87            12/31/06
                                     13,153                2.2%           $2.87            12/31/06
                                     11,502                1.9%           $2.87            12/31/11

Kirk Amico                            3,014                0.5%           $1.1875          04/03/06
                                      2,606                0.4%           $2.75            07/25/06
                                      3,128                0.5%           $2.87            12/31/11

         OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

          The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 2001 and the number and value at December 31, 2001 of shares of Common Stock subject to unexercised options held by the Named Executive Officers.

                                                                          Number of
                                                                          Securities            Value of
                                                                          Underlying            Unexercised
                                                                          Unexercised           In-the-Money
                                                                          Options/SARs          Options/SARs
                                                                          at FY-End             at FY-End ($)
                             Shares Acquired                              (#)Exercisable/       Exercisable/
Name                         On Exercise (#)       Value Realized ($)     Unexercisable         Unexercisable
----                         ---------------       ------------------     -------------         -------------
  Howard M. Siegel                        --                 --           271,863 / 0           $43,283 / 0
  Jack Rhian                              --                 --            42,997 / 80,000      $30,903/ $69,600
  John Lesher                             --                 --            94,638 / 0           $48,310 / 0
  Frederic S. Siegel                      --                 --           219,800 / 0           $185,029 / 0
  Kirk Amico                              --                 --             8,748 / 0           $ 5,384/0

     EMPLOYMENT AGREEMENTS

          In January 2000, the Company entered into an employment agreement with Mr. Howard M. Siegel pursuant to which he is employed full-time as the Company's Chairman of the Board, President and Chief Executive Officer. The agreement expires in December 2002 and provides for an annual base salary of $260,000 for the year 2000, $290,000 for the year 2001 and $320,000 for the year 2002. As an inducement for Mr. Siegel to enter into the employment agreement, Mr. Siegel received options to purchase up to 160,000 shares of the Company's Common Stock, at an exercise price of $2.75 per share. The term of exercise is five years from the date of grant and all such options vested immediately upon the execution of the employment agreement.

          Mr. Siegel will receive additional compensation for any year that the Company's pre-tax income, as defined in the employment agreement, exceeds $2,000,000 as follows: an amount equal to 8% of the Company's pre-tax income between $2,000,000 and $3,000,000, 9% of the Company's pre-tax income between $3,000,000 and $4,000,000 and 10% of the Company's pre-tax income in excess of $4,000,000. In lieu of payment of all or parts of such additional consideration in cash, such additional compensation may be paid to Mr. Siegel, at his option, in Common Stock of the Company as of December 31 of the year for which pre-tax profits are determined.

          In the event of his death during the term of the employment agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base salary for a period of one year from the date of his death.

          The Company may terminate the employment agreement in the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) days in any 12 month period. In such event, Mr. Siegel shall be entitled to receive his base salary and any additional compensation earned for such fiscal year prorated to the date of termination.

          In addition, in the event there is a change in control and Mr. Siegel terminates his employment with the Company within 180 days following such change in control, Mr. Siegel will be entitled to his base salary, the additional compensation described above, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation for the past 5 years.

          On November 6, 2001, the Company entered into an employment agreement with Mr. Frederic S. Siegel pursuant to which he is employed full-time as the Company's Vice President of Sales and Marketing. The agreement has a term of three years and expires in December 2003. The agreement provides for an annual base salary of $175,000, $200,000 and $163,804 in each fiscal year of the contract. Mr. Siegel also received options to purchase up to 25,000 shares of the Company's Common Stock, at an exercise price of $2.87, per share.

          In addition to the base salary in 2003, Mr. Frederic S. Siegel shall receive compensation for the sales and operating results of the Company in the year 2003 as follows:

                            2003 COMMISSION SCHEDULE

   COMMISSION ON GROSS REVENUE                        COMMISSION ON EBIT
   ---------------------------                        ------------------

$12 Million - 14 Million      .25%          $ 250,000 - $1 Million         0.00%
$14 Million - 17 Million      .50%          $ 1 Million - $1.5 Million     1.0%
$17 Million - 20 Million      1.25%         $ 1.5 Million - 2 Million      1.5%
$20 Million - 25 Million      2.0%          $ 2.0 Million - 2.5 Million    3.0%
$25 Million Plus              3.0%          >$ 2.5 Million                 4.0%


          Additionally, in each of the three years under agreement the employee is entitled to receive additional stock options to purchase a number of shares of common stock equal to 2.5% of earnings before interest and taxes ("EBIT"). Stock options will be calculated at the end of the Company's calendar year. The maximum stock options that can be issued under this agreement during any one-year period is 100,000.

          In the event that Mr. Frederic S. Siegel should become disabled and be unable to perform his duties for a period of than one hundred eighty (180)
consecutive  days  or an  aggregate  of  more  than  one  hundred  eighty  (180)
consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Frederic S. Siegel shall be entitled to receive his base salary and additional compensation earned for such fiscal year, if any, prorated to the date of termination.

          In the event of his death during the term of the employment agreement, Mr. Frederic S. Siegel's estate or such other person as he designated would have been entitled to receive his base salary for a period of one year from the date of his death.

          In addition, in the event there is a change in control and Mr. Siegel terminates his employment with the Company within 180 days following such change in control, Mr. Siegel will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation for the past 5 years.

          On February 1, 2002, the Company entered into an amended employment agreement with Mr. Jack Rhian. The amended agreement has a term of three years and expires in January 2005, unless earlier terminated pursuant to the provisions of the Agreement dated January 31, 2000 and the provisions set forth in this agreement. The agreement provides for an annual base salary of $165,000, $180,000 and $200,000 in each fiscal year of the contract. In addition, Mr. Rhian received options to purchase up to 80,000 shares of the Company's Common Stock, of which options to purchase 30,000 shares were granted at an exercise price of $3.25 per share, 25,000 at an exercise price of $3.50 and 25,000 shares at an exercise price of $4.00. Options to purchase 30,000 shares vested on January 31, 2002, 25,000 vest on January 31, 2003 and 25,000 shares vest on January 31, 2004. The term of the options is 5 years from the date of vesting of each installment.

          Mr. Rhian will receive additional compensation for any year that the Company's pre-tax income, as defined in the employment agreement, exceeds certain thresholds. Mr. Rhian will receive an amount equal to 1% of the Company's EBIT between $1,000,000 and $1,500,000, 1.5% of the Company's EBIT between $1,500,000 and $2,000,000, 3.0% of the Company's EBIT between $2,000,000 and $2,500,000 and 4.0% of the Company's EBIT in excess of $2,500,000. In the event the Company realizes an EBIT of $3,000,000 or more in calendar year 2003 or 2004, the Company will provide Mr. Rhian with an option to purchase an additional 25,000 shares of Common Stock of the Company at a price of $3.50 per share.

          In the event that Mr. Rhian should become disabled and be unable to perform his duties for a period of than one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Rhian shall be entitled to receive his base salary for a period of one (1) year from the date of such termination.

          In the event of his death during the term of the employment agreement, Mr. Rhian's estate or such other person as he designated would have been entitled to receive an amount equal to (i) four (4) months of Mr. Rhian's base salary, in the event of death during the first year of the employment agreement, eight (8) months of Mr. Rhian's base salary, in the event of death during the second year of the employment agreement, or (ii) twelve (12) months of Mr. Rhian's base salary, in the event of death during the third year of the employment agreement.

          In addition, in the event there is a change in control and Mr. Rhian terminates his employment with the Company within 180 days following such change in control, Mr. Rhian will be entitled to his base salary, the additional compensation described above, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation for the past 5 years.

          On February 1, 2002 the Company has entered into an employment agreement with Dr. John Lesher pursuant to which he is employed full-time as the Company's Vice President of Engineering. The agreement has a term of three years and expires in January 2005. The agreement provides for an annual base salary of $135,000, $150,000 and $170,000 in each fiscal year of the contract. In addition, Dr. John Lesher received options to purchase up to 75,000 shares of the Company's Common Stock, of which options to purchase 30,000 shares were granted at an exercise price as of $3.25 per share, 30,000 at an exercise price of $3.50 and 15,000 shares at an exercise price of $4.00. Options to purchase 30,000 shares vested on January 31, 2002, 30,000 vest on January 31, 2003, and 15,000 vest on January 31, 2004. The term of the options is 5 years from the date of vesting of each installment.

          In the event that Dr. Lesher should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Dr. Lesher shall be entitled to receive his base salary for a period of one (1) year from the date of such termination.

          In the event of his death during the term of the employment agreement, Dr. Lesher's estate or such other person as he designated would have been entitled to receive his base salary for a period of one year from the date of his death.

          In addition, in the event there is a change in control and Dr. Lesher terminates his employment with the Company within 180 days following such change in control, Dr. Lesher will be entitled to his base salary, the additional compensation described above, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation for the past 5 years.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company's executive offices and primary Emergency Response Center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. On January 1, 1995, the Company entered into a five-year operating lease with Howard M. Siegel, Chairman of the Board, Chief Executive Officer and President of the Company. In February 1998 the lease for this space and the adjoining 8,000 square foot parking lot was extended until September 30, 2007 (the "Lease"). The Lease provides for a base annual rent of $74,600, subject to a 5% annual increase plus reimbursements for real estate taxes and other operating expenses. In October 1997, the Company entered into a separate ten-year operating lease (the "1997 Lease"), for an additional 2,200 square feet of office space located in an adjacent building owned by Add on Properties, LLC, owned by Mr. Howard Siegel. The 1997 Lease calls for an initial minimum annual rent of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. In November 1999, an Addendum to the 1997 Lease was entered into for an additional 2,200 square feet at an annual rent of $39,600 subject to the same terms and conditions stated in the original lease. The Company believes that both leases have terms which are competitive and customary.

          The Company purchases all of its business insurance through Breitstone & Co., Ltd., an insurance brokerage and consulting firm that is owned by Mr. Peter Breitstone, a former director of the Company. The annual commission currently earned by Breitstone & Co., Ltd. on such insurance is approximately $15,000. The Company believes that the premiums paid to the various insurance carriers are competitive and the commissions paid to Breitstone & Co., Ltd. are customary in the insurance industry. Mr. Breitstone resigned as director of the Company in 2001.

          The Company has entered into an employment agreements with Mr. Frederic S. Siegel, Mr. Howard Siegel and Mr. Jack Rhian. See "Employment Agreements".

          The  Company   employs  Joy  Siegel  as  Vice  President  of  Provider
Relations. In 2001, the Company paid Ms. Siegel a salary of $80,000. Ms. Siegel is the daughter of Mr. Howard Siegel.

          On June 24, 2002 Mr. Howard Siegel issued a promissory note in favor of the Company, in the principal amount of $123,532, evidencing certain amounts owed by him due to certain advances previously made to him from the Company. The promissory note accrues interest at a rate of 5% per annum, and is payable in equal monthly installments over a period of seven years.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Mr. Shamash, Mr. Levin and Mr. Rallo failed to timely file an Initial Statement of Beneficial Ownership on Form 3. The Company is not aware of other late filings, or failures to file, any other reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2001.

     REQUIRED VOTE

          Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting, but will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the meeting. In the event that any of the nominees should become unavailable before the meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.


          ------------------------------------------------------------
          THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY.

          ------------------------------------------------------------

          ------------------------------------------------------------
                                   PROPOSAL 2

            AMENDMENT OF ARTICLE SECOND, THE "PURPOSES" CLAUSE OF THE
                          CERTIFICATE OF INCORPORATION
          ------------------------------------------------------------

     THE  PROPOSED AMENDMENT

          Article SECOND of the Company's Certificate of Incorporation, which article has not been amended since the Company's inception in 1981, sets forth a lengthy enumeration of the purposes for which the Company was formed. The current text of Article "SECOND" is annexed as Appendix A hereto. Many of the purposes enumerated are, in fact, general corporate powers (such as the power to purchase, lease or sell real property), which are automatically conferred upon New York corporations pursuant to Section 202 of the New York Business Corporation Law ("BCL"). Section 201 of the BCL permits the use of a simple general purpose clause in a Certificate of Incorporation.

          As allowed by present law, the Board of Directors has adopted a resolution authorizing, subject to shareholder approval, the following amendment of Article SECOND of the Company's Certificate of Incorporation, which, upon approval of shareholders and filing of such amended Article SECOND with the Secretary of State of the State of New York, will replace the current text of Article SECOND:

     "SECOND: The purpose for which the corporation is formed is as follows:

     To engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, provided that any act or activity requiring the consent or approval of any State official, department, board, agency or other body shall not be engaged in without such consent or approval first being obtained.

     To have, in furtherance of the corporate purposes, all of the powers conferred upon corporations under the Business Corporation Law of the State of new York, subject to any limitations thereof contained in this Certificate of Incorporation or in the laws of the State of New York."

          The purpose of the amendment of Article SECOND is to simplify the Company's Certificate of Incorporation consistent with modern corporate practice to allow the Company to engage in any business in which a New York corporation may lawfully engage. While the current text of Article "SECOND" authorizes the businesses in which the Company is currently engaged, technological changes and market demands may require the Company to expand into new lines of business or to offer new products and services not currently authorized by the Certificate of Incorporation. Although the Board of Directors has no present plans for the Company to change its primary line of business or engage in any new lines of business unrelated to its current businesses, the Board of Directors believes that the proposed amendment will allow the Company to respond to such technological changes and market demands. In addition, the Board of Directors believes that the Company's rights should not be limited in any way by an unnecessary and outmoded provision of the Certificate of Incorporation, and that the Company should have the full rights authorized by the BCL to engage in any lawful business.

     REQUIRED VOTE

          The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon is required to authorize and approve the proposed amendment to Article SECOND of the Company's Certificate of Incorporation. Thus, shareholders who do not vote (including broker non-votes, if any) or who abstain from voting, will in effect be voting against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

       ------------------------------------------------------------------
       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADOPT THE ABOVE SIMPLIFIED AND BROADENED GENERAL PURPOSES CLAUSE IN LIEU OF THE CURRENT PURPOSES CLAUSE

       ------------------------------------------------------------------

       ---------------------------------------------------------------
                                   PROPOSAL 3

                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS
       ---------------------------------------------------------------

          The Board of Directors believes that it is desirable to request the shareholders of the Company to ratify its selection of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ended December 31, 2002. Ratification of the Board's selection is not required by law, and the Board is not required to take any action if the shareholders fail to ratify the selection of Margolin, Winer & Evens, LLP as the Company's independent auditors.

     INDEPENDENT PUBLIC ACCOUNTANTS

          The firm of Margolin, Winer & Evens, LLP has served as the independent auditors of the Company since 1995. The Board of Directors has appointed Margolin, Winer & Evens, LLP to continue as the independent auditors of the Company for the fiscal year ending December 31, 2002.

          A representative of Margolin, Winer & Evens, LLP is expected to be present at the Meeting to respond to appropriate questions from shareholders and to make a statement if such representative desires to do so.

     AUDIT FEES

          Audit fees billed to the Company by Margolin, Winer & Evens, LLP for its audit of the Company's financial statement for the fiscal year 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that period totaled $139,618.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

          The Company did not engage Margolin, Winer & Evens, LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2001.

     ALL  OTHER FEES

          Fees billed to the Company by Margolin, Winer & Evens, LLP during fiscal year 2001 for all other non-audit services rendered to the Company, including tax related services, totaled $38,909. In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Margolin, Winer & Evens, LLP.

     REQUIRED VOTE

          The affirmative vote of a majority of the votes cast on this proposal will be required to ratify the appointment of Margolin Winer & Evens, LLP as auditors of the Company for the fiscal year ending December 31, 2002. Abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

          --------------------------------------------------------
          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MARGOLIN, WINER & EVENS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002
          --------------------------------------------------------

                                  MISCELLANEOUS

     SHAREHOLDER PROPOSALS


          Shareholder proposals intended to be presented at the Company's annual meeting of shareholders to be held in 2003 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 13, 2003. Such proposals should be addressed to John Rogers, the Company's Secretary, at the address set forth above. Notices of shareholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after May 27, 2003.


     OTHER MATTERS

          The Board of Directors is unaware of other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying Proxy will vote Proxies as in their discretion they may deem appropriate, unless they are directed by a Proxy to do otherwise.

     PROXIES

          All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

     ANNUAL REPORT TO SHAREHOLDERS

          The Company's 2002 Annual Report to Shareholders has been mailed to shareholders simultaneously with the mailing of this proxy statement. Such report is not incorporated herein and is not deemed to be part of this proxy solicitation material.


                                   By Order of the Board of Directors,



                                   JOHN ROGERS
July 11, 2002                      Secretary

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                          AMERICAN MEDICAL ALERT CORP.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

          The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP. (the "Company"), revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at The Bank of New York, 1 Wall Street, 47th Floor, New York, NY 10005, on Tuesday, August 13, 2002 at 10:00 A.M., Eastern time, and at any adjournments or postponements thereof.

          The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

          Each properly executed Proxy will be voted in accordance with the specifications made below and on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the Meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, and FOR proposals 2 and 3.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES


(1)  ELECTION OF DIRECTORS:   FOR all nominees listed                     WITHHOLD AUTHORITY to vote
                              (except as marked to the contrary*) [ ]     for all listed nominees [ ]

                Howard M. Siegel, James LaPolla, Frederic Siegel
              Ronald Levin, Yacov Shamash, Delphine Mendez de Leon

(*Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

             PLEASE MARK YOUR CHOICE FOR ALL PROPOSALS AND DATE AND
                      SIGN THIS PROXY ON THE REVERSE SIDE

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:


(2) To adopt an amendment to the Company's Certificate of Incorporation to provide for a general purposes clause in lieu of the current purposes clause.

                                FOR            AGAINST         ABSTAIN

                                |_|              |_|             |_|


(3) To ratify the selection of Margolin, Winer & Evens, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2002.

                                FOR            AGAINST         ABSTAIN

                                |_|              |_|             |_|


          The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, FOR Proposals 2 and 3, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the meeting.

                                     Dated:  _____________________, 2002

                                     ----------------------------------

                                     ----------------------------------
                                                       Signature(s)

                                     (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                                   APPENDIX A
                                   ----------

The current text of Article SECOND of the Company's Certificate of Incorporation reads in its entirety as follows:

"SECOND: The purposes for which it is formed are as follows:

     To devise, manufacture, buy, sell, lease, distribute, and generally deal in electronic alarm and communication devices and products used in communicating the need for aid or assistance in the event of emergency or otherwise; to install, service, repair and monitor said devices; to devise, manufacture, buy, sell, lease, distribute and generally deal in alarms and security devices of all kinds, makes and descriptions.

     To purchase, receive, lease, or otherwise acquire and to manage, hold, own, use, improve, convey, sell, mortgage, or otherwise deal in and with lands, buildings and real property of every description, or any interest therein.

     To adopt, apply for, obtain, register, purchase, lease or otherwise acquire and to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of assign or otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trade marks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, and inventions, devices, improvements, processes, recipes, formulae and the like, including such thereof as may be covered by, used in connection with, or secured or received under, Letters Patent of the United States of America or elsewhere or otherwise, and any licenses in respect thereof and any or all rights connected therewith or appertaining thereto.

     In furtherance of its corporate business and subject to the limitations prescribed by statute, to be a promoter, partner, member, associates or manager of other business enterprises or ventures, or to the extent permitted in any other jurisdiction to be an incorporator of other corporations of any type or kind and to organize, or in any way participate in the organization, reorganization, merger or liquidation of any corporation, association or venture and the management thereof.

     To conduct its business, and to exercise all of its corporate powers and rights, in the State of New York, and in the various other states, territories, possessions and dependencies of the United States, the District of Columbia, and in any foreign countries.

     To carry out all or any part of the foregoing purposes as principal, factor, agent, broker, contractor or otherwise, either alone or in conjunction with any persons, firms, associations, corporations, or others in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its purposes, to make and perform contracts of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated.

     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York."


                                      -2-